UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

______________________________

DATE OF REPORT (Date of earliest event reported): August 4, 2009

______________________________

FIRST MERCHANTS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

_______________________________

INDIANA	0-17071	35-1544218
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

200 East Jackson Street

P.O. Box 792

Muncie, IN 47305-2814

(Address of Principal Executive Offices, including Zip Code)

(765) 747-1500

(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 4, 2009, First Merchants Corporation will conduct a second quarter earnings conference call and web cast on Tuesday, August 4, 2009 at 2:30 p.m. (ET). A copy of the slide presentation that will be utilized on the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit 99.1	Slide presentation that will be utilized August 4, 2009, during a conference call and web cast by First Merchants Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 4, 2009

FIRST MERCHANTS CORPORATION

By: _/s/Mark K. Hardwick___________

Mark K. Hardwick, Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Slide presentation that will be utilized August 4, 2009, during a conference call and web cast by First Merchants Corporation

First Merchants Corporation

Exhibit No. 99.1

Presentation Slides that will be utilized August 4, 2009

First Merchants Corporation

2nd Quarter 2009

Earnings Call

August 4, 2009

Michael C. Rechin

President

and Chief Executive Officer

F  I  R  S  T     M  E  R  C  H   A N  T  S      C  O  R  P  O  R  A  T  I  O  N

Forward-looking Statement

The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement.

Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements.

Loss of $1.48 per diluted share for the quarter ended June
30, 2009, reflects the company’s focused efforts to build
appropriate allowance for loan loss reserve and to address
loan portfolio stress.

Allowance for loan losses increased to 2.16% of loans,
“well reserved”, with year-to-date $72 million provision for loan losses, exceeding net charge-offs by ~ $26MM.

Year-to-date net loan charge-offs totaled $46 million, or an annualized 2.53%, of average loans. Resultant non-
performing asset levels are essentially flat with 1st quarter.

Capital levels soundly in excess of “well capitalized”
thresholds.

Key Points for 2nd Quarter

Solid underlying business performance produces
pre-tax pre-provision run rate averaging ~ $16
million per quarter.

Bank charter combination planned for 3rd quarter
completion maximizes efficiency.

Achievement update on year one targets for
Lincoln Bank acquisition:

Branding

Core operation conversion

Expense savings capture

Credit quality

“Well Positioned”

F  I  R  S  T     M  E  R  C  H   A N  T  S      C  O  R  P  O  R  A  T  I  O  N

Mark K. Hardwick

Executive Vice President

and Chief Financial Officer

F  I  R  S  T     M  E  R  C  H   A N  T  S      C  O  R  P  O  R  A  T  I  O  N

Financial Performance

Total Assets

            2007              2008            Q1-’09         Q2-’09

1.

Investments                    $   451    $   482            $   446               $   631

2. Loans                                                          2,877      3,722                                                3,654      3,554

3.

Allowance                                              (28)         (50)                                   (59)                          (77)

4.

CD&I & Goodwill             136          166                                                        163         161

5. BOLI                                                                            71            93                                           94                                  94

6. Other                                                                   275                  371                                     589                354

7.

Total Assets                     $3,782                   $4,784                                   $4,887    $4,717

(Millions $)

Commercial & Industrial Loans 25%
Commercial Mortgage 31%
Land & Lot 5%
Agriculture 7%
Residential Mortgage 20%
Home Equity 6%
Other Consumer 6%

Loan Composition as of 6/30/09

Yield = 5.96%

$631 Million Balance

Average duration - 4.0 years

Tax equivalent yield of 4.90%

No private label MBS exposure

Trust Preferred Pools with book balance of $11.1
million and a market value of $2.0 million

Net unrealized loss of the entire portfolio totals $5
million

Investment Portfolio

Total Liabilities and Capital

             2007             2008               Q1-’09       Q2-’09

1.

Customer Deposits*                                             $2,605  $3,242          $3,275    $3,278

2.   Brokered Deposits                                                           239       477                                           410        313

3.

Bank-Level Borrowings                                              483       507                                          485                    483

4.

Other Liabilities                                                                                 29         51                                98                             59

5.

Hybrid Capital                                                                                           86       111                                           111         111

5.   Preferred Stock (CPP)                                                   0           0                                        112                       112

6.   Common Equity                                                                      340            396                                         396             361

7.

Total Liabilities and Capital               $3,782   $4,784          $4,887    $4,717

* Total deposits less brokered deposits

($ in Millions)

$504M
Demand Deposits - 33%
Savings Deposits - 21%
Certificates & Time Deposits of >$100,000 - 14%
Certificates & Time Deposits of <$100,000 - 23%
Brokered Deposits - 9%

Deposits as of 6/30/09

$836M

$383M

$1,198M

$740M

Cost of Funds = 2.05%

                                                                                                                                                                 mp;n bsp;

                                                                                                                                                                 mp;n bsp;

                        2007                                                                                                                       2008 Q1-’09 Q2-’09

1.

Total Risk-Based Capital Ratio          10.55% 10.24%     12.97%    12.56%

2.

Tier 1 Risk-Based Capital Ratio            8.75%         7.71%  10.47%  10.01%

3.

Leverage Ratio                                                                                    7.19%    8.16%   9.17%        8.31%

4.

TCE/TCA                                                                                                            5.72%    5.01%   4.89%            4.42%

Capital Ratios

3.55
3.84
3.68
3.64
2007
2008
Q1-'09 Annualized
Q2-'09 Annualized
Net Interest Income - FTE ($ in Millions)
Earning Assets ($ in Millions)

Net Interest Margin

$117

$133

$158

$159

$3,309

$3,463

$4,298

$4,384

%

%

%

%

$6.8
$8.5
$28.2
$15.6
$28.2
$49.5
$6.0
$12.9
$58.5
$40.4
$59.0
$77.1
2007
2008
Q1-'09
Q2-'09
Net Charge-offs
Provison
Allowance for Loan Losses

Costs of Credit

($ in Millions)

Non-Interest Income

                                                                                   2007          2008                 Q1-’09     Q2-’09

1.

Service Charges on Deposit

      Accounts                                                                                                          $12.4   $13.0                                             $3.5        $3.9

2.    Trust Fees                                   8.4                     8.0                 2.1                            1.7

3.

Insurance Comm. Income                                        5.1       5.8                                                   2.1                        1.7

4.

Cash Surrender Value of Life Ins.    3.7      (0.3)                0.3                           0.3

5.

Gains on Sales Mortgage Loans        2.4       2.5                                                 1.4                           1.7

6.

Securities Gains/Losses                                                       0      (2.1)                                                 2.3         (0.9)

7. Other                                                                                                                                  ; ;  8.6                    9.5                          2.8                               3.1

8.  Total                                         $40.6      $ 36.4                                  $ 14.5               $ 11.5

($ in Millions)

Non-Interest Expense

                                                                                                                                                 2007              2008         Q1-’09        Q2-’09

1. Salary & Benefits                                               $58.8   $ 63.0       $ 20.0                 $ 19.7

2. Premises & Equipment                           13.4      14.4                                 4.4                               4.4

3. Core Deposit Intangible                              3.2        3.2                                 1.3                             1.3

4. Professional Services                                      2.0        2.6                                   1.1           0.9

6. OREO Expense                                                                 1.0        2.8                                   0.5           1.6

7.

FDIC Expense                                                                                 1.5        1.7                                   0.8           3.7

8.

Other                                                                                                                        22.3     21.1                                     6.6           6.6

          Total                                                                                                         $102.2 $ 108.8        $34.7                  $ 38.2

($ in Millions)

Earnings

                                                                                                                                                                 mp;n bsp;                2007             2008    Q1-’09      Q2-’09

1.

Net Interest Income-FTE                                              $117.2  $133.1    $39.6               $ 39.8

2.         Non Interest Income1                                                                      40.6      38.5                 12.2        12.4

3.

Non Interest Expense2                                                              101.2    108.6      34.2                     33.6

4.

Pre-Tax Pre-Provision Earnings         $ 52.5   $ 61.9    $16.5                    $17.2

5.         Provision                                                                                                                               8.5      28.2                  12.9        59.0

6.         Adjustments                                                                                                                 1.1        5.0                   (1.7)         5.4

7.

Taxes - FTE                                                                                                                15.4      11.8                       2.3       (16.1)

8.

CPP Dividend                                                                                                                           0                               0          .6                            1.5

9.         Net Income Avail. for Distribution             $31.6    $20.6       $3.5             ($31.2)

10.    EPS                                                                                                                                              $1.73    $1.14                $0.17    ($1.48)

                 1Adjusted for Bond Gains & Losses

                 2Adjusted for FDIC Assessment & OREO Expense & Credit Related Professional Services

($ in Millions)

F  I  R  S  T     M  E  R  C  H   A N  T  S      C  O  R  P  O  R  A  T  I  O  N

John J. Martin

Senior Vice President

Chief Credit Officer

Portfolio Overview

Quarterly Highlights

Non-Performing assets totaled $140 million or 2.90% of assets for the quarter.  This compares to $138 million as of March 31, 2009 and $112 million as of year-end.

OREO declined $1.85 million to $20.2 million from the prior quarter of $22.1 million.

90 days delinquent loans fell to $3.6 million from the prior quarter of $7.7 million.

Restructured loans totaled $4.2 million as of quarter-end.

Total construction and development loans outstanding declined to $162 million from
$208 million during the quarter.

Impaired loan portfolio is marked by 36% (specific reserves and charge-offs).

Portfolio Overview

Charge-Off Review

2nd Quarter charge-offs totaled $40 million and provision expense totaled
$59 million.

16 loans with charge-offs greater than $500,000 comprise $35 million of the
$40 million in 2nd Quarter charge-offs.

Charge-off of one commercial loan of $10.2 million or ~25% of total charge-
offs which was taken as a result of fraudulent financial statements provided by a large commercial and industrial borrower.

($000)

C & I

Commercial

Mortgage

Land and

Lot

Ag

Total

Commercial

Residential

Mortgage

Home Equity

Other

Consumer

Total

Consumer

Total

Consumer

And

Commercial

# of Loan

7

2

6

0

15

0

1

0

1

16

($000)

25,846

$

1,970

$

6,911

$

-

$

34,727

$

-

$

500

$

-

$

500

$

35,227

$

Loan Portfolio Composition
Other Consumer, 5.8%
Home Equity, 6.4%
C & I, 24.5%
Residential Mortgage, 20.2%
Ag, 7.3%
Land and Lot, 4.5%
Commercial Mortgage, 31.2%

Net Charge-Offs by Type of Loan (% of total NCOs)
Residential Mortgage 5%
Home Equity 2%
Other Consumer 5%
Ag 0%
Land and Lot 16%
C & I 54%
Commercial Mortgage 18%

Charge-Off Composition as of June 30, 2009

($000)

C & I

Commercial

Mortgage

Land and Lot

Ag

Total

Commercial

Residential

Mortgage

Home Equity

Other

Consumer

Total

Consumer

Total

Consumer

And

Commercial

Loan Balances

$       874,671

$    1,114,484

$       162,765

$       262,459

$    2,414,379

$       723,830

$       229,954

$       209,136

$    1,162,920

$    3,577,299

% of total

24.5%

31.2%

4.5%

7.3%

67.5%

20.2%

6.4%

5.8%

32.5%

Net Charge-offs YTD

25,115

$

8,253

$

7,264

$

101

$

40,733

$

2,413

$

965

$

2,269

$

5,647

$

46,380

$

Net Charge-off ratio*

5.73%

1.48%

8.93%

0.08%

3.37%

0.67%

0.84%

2.19%

0.97%

2.59%

*Annualized based on ending balances

Loan Portfolio Composition
Other Consumer, 5.8%
Home Equity, 6.4%
C & I, 24.5%
Residential Mortgage, 20.2%
Ag, 7.3%
Land and Lot, 4.5%
Commercial Mortgage, 31.2%

NPA (% of total NPAs)
Home Equity 1%
Other Consumer 0%
Residential Mortgage 16%
C & I 19%
Ag 6%
Land and Lot 24%
Commercial Mortgage 34%

Non-Performing Assets Composition as of June 30, 2009

($000)

C & I

Commercial

Mortgage

Land and Lot

Ag

Total

Commercial

Residential

Mortgage

Home Equity

Other

Consumer

Total

Consumer

Total

Consumer

And

Commercial

Loan Balances

$       874,671

$    1,114,484

$       162,765

$       262,459

$    2,414,379

$       723,830

$       229,954

$       209,136

$    1,162,920

$    3,577,299

% of total

24.5%

31.2%

4.5%

7.3%

67.5%

20.2%

6.4%

5.8%

32.5%

NPAs

26,838

$

47,784

$

33,085

$

8,105

$

115,812

$

22,131

$

2,012

$

305

$

24,448

$

140,260

$

NPA Ratio

3.06%

4.29%

20.33%

3.09%

4.79%

3.06%

0.87%

0.15%

2.11%

3.92%

Other Real Estate Owned
Ag
1%
1-4 Family
24%
CRE
41%
Land and
Construction
34%

OREO Composition as of June 30, 2009

($000)

CRE

Land and

Construction

1-4 Family

Ag

Total

Book Balance

8,362

$

6,927

$

4,823

$

115

$

20,227

$

% or ORE

41%

34%

24%

1%

100%

Portfolio Risk Drivers

Delinquencies

Problem Assets

Charge-offs

Allowance

3rd   - 4thQuarters ‘08

3rd – 2 nd  Quarters  ‘08-’09

Decline in Real Estate
Prices/Oil Price Spike

           Results

Current Situation

Economic Recession

Sectors effected:

Construction and Land
Development

Agricultural Inputs

Energy Producers

Metal dependent mfg.

Losses and non-performing loans due to:

Stalled Construction and Land
Development

Increasing residential home foreclosures

Declining automobile sales and
manufacturing

Insufficient alternative sources of
refinancing

Increase in fraudulent activity

Sectors effected:

Consumer Demand

Housing

General Manufacturing

Automobile Suppliers

Dealer Floor Plan

Michael C. Rechin

President

and Chief Executive Officer

F  I  R  S  T     M  E  R  C  H   A N  T  S      C  O  R  P  O  R  A  T  I  O  N

Tactical Action Plan and Business Update

Asset Quality Improvement & Capital Preservation

Non-Performing Loan and OREO Disposition

Enhanced Corporate Special Asset Team

Executive Team working on NPA Sale Alternatives

Second Quarter Dividend Reduction

Non-Strategic Asset Reduction

Charter Consolidation

“Well Capitalized – Well Reserved – Well Positioned”

Stakeholder Focused

Shareholders

Communities

Customers

Employees

First Merchants Corporation common stock is traded on
the NASDAQ Global Select Market under the symbol
FRME.

Additional information can be found at

www.firstmerchants.com

Investor inquiries:

Mark K. Hardwick

Executive Vice President-Chief Financial Officer

Telephone: 765.751.1857

mhardwick@firstmerchants.com

Contact Information